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                                                                 EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 20, 1998, in Amendment No. 1 to the Registration Statement (Form S-4) and related Prospectus of NTL Incorporated for the registration of its 12 3/8% Senior Deferred Coupon Notes due 2008 and
11 1/2% Senior Notes due 2008.



                                      /s/ ERNST & YOUNG LLP



February 11, 1999


New York, New York